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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                           ---------------------------



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 August 6, 2002

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                            V. I. TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



             Delaware                     0-24241                11-3238476
 (State or other jurisdiction of   (Commission File Number)    (IRS employer
  incorporation or organization)                             identification No.)

                               134 Coolidge Avenue
                         Watertown, Massachusetts 02472
                                 (617) 926-1551

       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

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ITEM 5.   OTHER EVENTS

     On August 6, 2002, V. I. Technologies, Inc. ("Vitex") modified its partnership with Pall Corporation for the INACTINE(TM) red blood cell pathogen inactivation system. A copy of the joint Vitex and Pall Corporation press release dated August 7, 2002 is attached as Exhibit 99.1 to this current report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits:

          99.1 Joint Press Release of V. I. Technologies, Inc. and Pall Corporation dated August 7, 2002.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   V. I. TECHNOLOGIES, INC.


Dated:  August 8, 2002             By: /s/ John R. Barr
                                       ---------------------------------
                                       John R. Barr, President and Chief
                                       Executive Officer

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                                  EXHIBIT INDEX

Exhibit
  No.         Description
-------       -----------
  99.1        Joint Press Release of V.I. Technologies, Inc. and
              Pall Corporation dated August 7, 2002.